                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                               EXCHANGE AGREEMENT

     This EXCHANGE AGREEMENT ("Agreement") is entered into as of April 16, 2003, by and between VOXWARE, INC., a Delaware corporation (the "Company"), with principal executive office located at 168 Franklin Corner Road, Suite 3, Lawrenceville, New Jersey 08543, and Castle Creek Technology Partners, LLC, a Delaware limited liability company (the "Purchaser"), with principal offices located at 111 W. Jackson Blvd., Suite 2020, Chicago, Illinois 60604.

                                    RECITALS

     A. The Purchaser and the Company desire that: (a) the rights, powers and preferences of the Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Stock"), of the Company, be amended as provided in the Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate") in the form attached hereto as Exhibit "A" in exchange for the consideration set forth herein; and (b) the Purchaser exchange all outstanding shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share (the "Series C Stock"), and warrants dated December 12, 2001 (the "Series C Warrants") to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), held by the Purchaser as of the Effective Time (as defined below) for shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share (the "Series D Stock"), the terms of which are set forth in the Amended and Restated Certificate.

     B. Contemporaneously with the Effective Time, the Company will be consummating the transactions contemplated by that certain Series D Convertible Preferred Stock Purchase Agreement dated as of April 16, 2003 (the "Series D Purchase Agreement") by and among the Company and the Purchasers named therein in the form attached hereto as Exhibit "B", including without limitation the transactions contemplated hereby, the issuance of shares of Series D Stock, the issuance of warrants to purchase shares of Common Stock ("Common Stock Warrants") and warrants to purchase shares of Series D Stock") (the "Preferred Stock Warrants" and together with the Common Stock Warrants, the "Series D Warrants").

     C. As soon as practicable after the date hereof, the Company will be filing a Proxy Statement (the "Proxy Statement") with the Securities and Exchange Commission (the "SEC") seeking approval from the Company's stockholders of the transactions contemplated by the Series D Purchase Agreement, including the issuance of shares of Series D Stock.

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE I
                       EXCHANGE AND ISSUANCE OF SECURITIES

     1.1 Amendment of Series B Stock. At the Effective Time, the rights, powers and preferences of the Series B Stock shall be as set forth in the Amended and Restated Certificate, and all dividends accrued and unpaid on the Series B Stock shall be forgiven. In consideration of such amendment, (i) the Company shall pay to the Purchaser, by check or wire transfer, $650,000 at the Effective Time and
(ii) Section 4.7 of the Exchange Agreement dated as of August 29, 2001, as amended, between the Company and the Purchaser is hereby amended to limit conversions of Series B Stock so that the aggregate number of shares of Common Stock issued upon such conversions does not exceed an aggregate of 17,250,000.

     1.2 Exchange of Series C Stock and Series C Warrants. At the Effective Time, without the requirement of any further action by any party, all shares of Series C Stock held by Purchaser, together with all accrued and unpaid dividends thereon, and all Series C Warrants held by the Purchaser shall be deemed cancelled and 6,038,127 shares of Series D Stock shall be issued to the Purchaser. At the Effective Time, the Purchaser shall surrender all certificates for shares of Series C Stock and Series C Warrants to the Company and the Company shall issue to the Purchaser, as of the date on which the Effective Time occurs, certificates for 6,038,127 shares of Series D Stock.

     1.3 Reduction in Consideration for Conversion of Stock. The shares of Series D Stock issuable pursuant to Section 1.2 above shall be proportionately reduced for any conversions of Series C Stock by the Purchaser between the date hereof and the Effective Time.

     1.4 Effective Time. The "Effective Time" of the Exchange shall be the time at which the transactions contemplated by the Series D Purchase Agreement are consummated, including without limitation, the execution of the Investor Rights Agreement (the "Investor Rights Agreement") by the Company and the Investors named therein (including the Purchaser) in the form attached hereto as Exhibit "C" and the execution of the Stockholders Agreement(the "Stockholders Agreement") by the Company and the Holders and Investors named therein (including the Purchaser) in the form attached hereto as Exhibit "D".

                                   ARTICLE II
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

     The Purchaser represents and warrants to the Company as follows:

     2.1 Purchase for Own Account. The Purchaser is acquiring the shares of Series D Stock and the shares of Common Stock issued upon conversion of, or as dividends upon, the Series D Stock (the "Conversion Shares" and collectively with the Series D Stock, the "Securities") for its own account and not with a view toward, or in connection with, the public distribution thereof, and will not resell the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act

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of 1933, as amended (the "Securities Act"), and/or sales that are registered under the Securities Act. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third party with respect to any of the Securities. The Purchaser understands that it must bear the economic risk of this investment indefinitely, unless any disposition of the Securities is registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of disposing of any such Securities other than as contemplated by the Investor Rights Agreement.

     2.2 Transfer or Resale. The Purchaser understands that (i) except as provided in the Investor Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Investor Rights Agreement).

     2.3 Legends. The Purchaser further represents that it understands and agrees that, until registered under the Securities Act, or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Series D Stock or Conversion Shares shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

     2.4 Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and to a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application

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relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors' rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     2.5 Ownership of Shares. On the date of this Agreement, the Purchaser beneficially owns 2,086.616 shares of Series B Stock, 175 shares of Series C Stock and Series C Warrants to purchase 637,450 shares of Common Stock.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser that:

     3.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect.

     For the purpose of this agreement "Material Adverse Effect" means any material adverse effect on (a) the business, operations, properties, financial condition or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis or (b) the ability of the Company to perform its obligations under this Agreement, and the Investor Rights Agreement (collectively, the "Investment Agreements").

     3.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to (i) enter into, and perform its obligations under the Investment Agreements, (ii) issue and perform its obligations with respect to the Series D Stock in accordance with the terms hereof and thereof, and (iii) issue the Conversion Shares in accordance with the terms and conditions of the Series D Stock; (b) the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby (including without limitation the issuance of the Series D Stock, the reservation for issuance and issuance of the number of the Conversion Shares initially issuable pursuant to the conversion of the Series D Stock) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (other than actions of (i) the SEC and the Company's Board of Directors in connection with the registration of the Conversion Shares in accordance with the Investor Rights Agreement and (ii) the SEC and the Company's stockholders in connection with the Proxy Statement and the approval of the matters set forth therein); (c) this Agreement has been duly executed and delivered by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency, moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of

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creditors, rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     3.3 Issuance of Shares, etc. The Series D Stock and the Conversion Shares have been duly authorized and when issued and delivered in accordance with the terms hereof (and, as to the Conversion Shares, in accordance with the terms of the Series D Stock) will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights and will not trigger any anti-dilution or similar provisions in any securities of the Company or any other agreements to which the Company is party which rights or provisions have not been waived.

     3.4 No Conflicts. The execution, delivery and performance of each of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Series D Stock and the reservation for issuance of the Conversion Shares) do not and will not (a) result in a violation of the Amended and Restated Certificate or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) assuming the accuracy of the Purchaser's representations and warranties set forth in Article II hereof, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or entity or authority in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof.

     3.5 Acknowledgment Regarding Purchaser's Acquisition of the Securities. The Company acknowledges and agrees that the Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between the Purchaser and the Company is "arms-length", and that any statement made by the Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby, other than the representations and warranties of the Purchaser contained herein, is not advice or a recommendation, is merely incidental to the Purchaser's acquisition of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

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     3.6  No Brokers. Except as set forth in the Series D Purchase Agreement, the Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV
                        AGREEMENTS, WAIVERS AND CONSENTS

     4.1 Extension of Maturity Date. The Purchaser and the Company agree that the Maturity Date of the Series B Stock set forth in Section IX.A of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company filed with the Secretary of State of the State of Delaware on August 29, 2001 (the "Series B Designation") shall be extended through and until the earlier of (i) June 30, 2003 and (ii) the date on which either the Series D Purchase Agreement or the Settlement Agreement (as defined below) is terminated in accordance with their respective terms, and the Purchaser waives any failure by the Company to redeem the Series B Stock prior to or on either such date.

     4.2 Current Litigation. The parties agree that the civil action filed by the Purchaser against the Company in the United States District for the District of Delaware (the "Court"), Civil Action No. 03-196 (the "Lawsuit"), with respect to the failure to redeem the Series B Stock shall be stayed by order of the Court, upon application by the Purchaser to the Court, on or before the date the Company's response to the complaint is due, for a period through the earlier of
(i) June 30, 2003 and (ii) the date on which either the Series D Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms, and the Purchaser agrees to extend the time for the Company to reply to the summons and complaint for the Lawsuit until the earlier of (i) July 1, 2003 or (ii) the date immediately following the date on which either the Series D Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms. The Purchaser agrees that, at the Effective Time, the Purchaser shall take such actions as necessary to obtain from the Court an order of dismissal of the Lawsuit with prejudice. Simultaneously with the execution of this Agreement, the Company and the Purchaser are executing a Settlement Agreement and Mutual Release dated the date hereof with respect to the Lawsuit (the "Settlement Agreement").

     4.3 Approval of Amended and Restated Certificate. The Purchaser hereby approves, adopts and consents to the Amended and Restated Certificate in all respects.

     4.4 Anti-Dilution Waiver. The Purchaser hereby waives the application of each of Section VIII of the Series B Designation and Section VIII of the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Company filed with the Secretary of State of the State of Delaware on December 7, 2001 (the "Series C Designation") to (i) the issuance of the 10% Convertible Debentures dated October 2, 2002 (collectively, the "Creafund Debentures") to Creafund NV, Avvision BVBA, Eurl Val D'Ausa, BVBA Com(2)Wizards and Wim Deneweth (collectively, the "Creafund Group") and (ii) the issuance of shares of Series D Stock and Series D Warrants contemplated by the terms of the Series D Purchase Agreement and this Agreement.

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     4.5   Waiver of Protective Provisions. The Purchaser hereby waives the provisions of each of Section XI of the Series B Designation and Section XI of the Series C Designation with respect to (i) the issuance of the Creafund Debentures and the granting of security interests to the Creafund Group pursuant to that certain Security Agreement dated as of October 22, 2002 and (ii) the issuance of shares of Series D Stock and Series D Warrants contemplated by the terms of the Series D Purchase Agreement and this Agreement.

     4.6 Waiver of Rights to Additional Shares. To the extent such rights remain in existence, the Purchaser waives any rights under Section 4.15 of the Securities Purchase Agreement dated as of April 19, 2001 between the Company and the Purchaser with respect to Additional Shares or Additional Share Warrants (each as defined therein) that would otherwise result from (i) the issuance of the Creafund Debentures and (ii) the issuance of the Series D Stock contemplated by the terms of the Series D Purchase Agreement and this Agreement. The Purchaser also waives any right of first refusal or pre-emptive right it may have with respect to (i) the issuance of the Creafund Debentures and (ii) the issuance of the Series D Stock and Series D Warrants contemplated by the Series D Purchase Agreement and this Agreement.

     4.7 Consent to Other Agreements. By execution of this Agreement, the Purchaser hereby agrees to the terms of each of the Investor Rights Agreement and the Stockholders Agreement and agrees to execute such agreements upon the consummation of the Series D Purchase Agreement.

     4.8   [Intentionally Omitted.]

     4.9 Report on Form 8-K. The Company agrees to file a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within two (2) business days following the date hereof. Such Form 8-K shall contain this Agreement as an Exhibit. In addition, the Company agrees to issue a press release describing the material terms of the transaction prior to the opening of the stock market on the next business day following the receipt of all signatures on the Series D Purchase Agreement.

     4.10 Restrictions on Transfers. During the period from the date hereof through the Effective Time, the Purchaser shall sell, transfer, or grant any interest in, any of the shares of Series B Stock, Series C Stock or Series C Warrants; provided, however, nothing contained herein shall prohibit the Purchaser from converting any shares of Series B Stock or Series C Stock into shares of Common Stock.

     4.11 Accounts Receivable Financing. The Company and the Purchaser agree that it shall not be a breach of this Agreement, the Settlement Agreement or any other agreement between the Company and the Purchaser if, prior to the earlier of (i) the Effective Time and (ii) the date on which either the Series D Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms, the Company enters into an accounts receivable-based financing facility granting a security interest in the Company's accounts receivable and inventory; provided that the amount of

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such financing facility shall not exceed $250,000 and, provided, further, that the Company shall not avail itself of such financing in any amount above the minimum amount absolutely necessary to operate the business of the Company in the period after the date hereof and up to the earlier of (i) the Effective Time and (ii) the date on which either the Series D Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be construed and enforced in accordance with and governed by the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect the Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     5.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

     5.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     5.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     5.5 Scope of Agreement; Amendments. This Agreement and the documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with

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enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

     5.6 Notice. Any notice herein required or permitted to be given under the terms of this Agreement shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                       If to the Company:

                       VOXWARE, INC.
                       Lawrenceville Office Park
                       P.O. Box 5363
                       Princeton, New Jersey 08543
                       or
                       168 Franklin Corner Road
                       Suite 3
                       Lawrenceville, NJ 08648
                       Attn:  Nicholas Narlis
                       Telephone No.: (609) 514-4100
                       Facsimile No.: (609) 514-4101

                       with copies to:

                       Hale and Dorr LLP
                       650 College Road East
                       Princeton, NJ 08540
                       Attn: William J. Thomas
                       Telephone No.: (609) 750-7600
                       Facsimile No.: (609) 750-7700

                       If to the Purchaser:

                       CASTLE CREEK TECHNOLOGY PARTNERS LLC
                       c/o Castle Creek Partners, LLC, Investment Manager 111 W. Jackson Blvd.
                       Suite 2020
                       Chicago, Illinois 60604
                       Attn: Thomas A. Frei
                             Managing Director
                       Telephone No. (312) 499-6916
                       Facsimile No. (312) 499-6999

     Each party shall provide notice to the other party of any change in address.

     5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not

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assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.

     5.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.9 Survival. The representations and warranties, covenants and agreements in this Agreement shall survive the execution and delivery of this Agreement and the Securities, notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser.

     5.10 Public Filings; Publicity. The Company and the Purchaser shall have the right to review reasonably in advance of the issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby and all reasonable comments by the Purchaser with respect thereto shall be implemented; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     5.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.12 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Purchaser's right to actual damages for any failure by the Company to comply with the terms of this Agreement. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Purchaser and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

     5.13 Failure or Indulgence Not Waiver. No failure or delay on the part of a Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     5.14 Termination. In the event that the Effective Time shall not have occurred on or before the earlier of (i) June 30, 2003 and (ii) the date on which either the Series D

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Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against the other party hereto for a breach of this Agreement prior to or relating to the termination.

     5.15 Joint Participation in Drafting. Each party to this Agreement has participated in the drafting of this Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any party to this Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

         COMPANY:

         VOXWARE, INC.

         By: /s/ Bathsheba J. Malsheen
             ---------------------------------------------------
             Bathsheba J. Malsheen
             President and Chief Executive Officer

         PURCHASER:

         CASTLE CREEK TECHNOLOGY PARTNERS LLC

         By: Castle Creek Partners, L.L.C.
         Its: Investment Manager

         By: /s/ Thomas A. Frei
             ---------------------------------------------------
         Name:  Thomas A. Frei
         Title: Managing Director

         Address:     111 W. Jackson Blvd.
                      Suite 2020
                      Chicago, Illinois 60604
                      Telephone: 312-499-6900

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